EXHIBIT 24

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ James R. Barker
                                                  ------------------------------
                                                  James R. Barker

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Richard L. Carrion
                                                  ------------------------------
                                                  Richard L. Carrion

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Charles R. Lee
                                                  ------------------------------
                                                  Charles R. Lee

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Sandra O. Moose
                                                  ------------------------------
                                                  Sandra O. Moose

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Joseph Neubauer
                                                  ------------------------------
                                                  Joseph Neubauer

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Thomas H. O'Brien
                                                  ------------------------------
                                                  Thomas H. O'Brien

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Russell E. Palmer
                                                  ------------------------------
                                                  Russell E. Palmer

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Hugh B. Price
                                                  ------------------------------
                                                  Hugh B. Price

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Ivan G. Seidenberg
                                                  ------------------------------
                                                  Ivan G. Seidenberg

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Walter V. Shipley
                                                  ------------------------------
                                                  Walter V. Shipley

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ John R. Stafford
                                                  ------------------------------
                                                  John R. Stafford

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, John F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Robert D. Storey
                                                  ------------------------------
                                                  Robert D. Storey

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John
F. Killian and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of April, 2003.


                                                  /s/ Doreen A. Toben
                                                  ------------------------------
                                                  Doreen A. Toben

                                POWER OF ATTORNEY


       WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 25,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and ownership plan known as Verizon Communications Direct Invest.

       NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2003.


                                                  /s/ David H. Benson
                                                  -----------------------------
                                                  David H. Benson